SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS AND PROSPECTUS

Xtrackers MSCI USA ESG Leaders Equity ETF (USSG)
The following changes are effective on or about June 30, 2022:
The following information replaces the existing similar disclosure contained under the “AVERAGE ANNUAL TOTAL RETURNS” sub-heading of the “PAST PERFORMANCE” section of the fund’s summary prospectus and under the “AVERAGE ANNUAL TOTAL RETURNS” sub-heading of the “PAST PERFORMANCE” section of the summary section of the fund’s prospectus.
Average Annual Total Returns
(For periods ended 12/31/2020 expressed as a %)
All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Your own actual after-tax returns will depend on your tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold shares of the fund in tax-deferred accounts such as individual retirement accounts (“IRAs”) or employee-sponsored retirement plans.
	Inception Date	1 Year	Since Inception
Returns before tax	3/7/2019	18.74	20.59
After tax on distribu- tions		17.90	19.93
After tax on distribu- tions and sale of fund shares		11.00	15.68
MSCI USA ESG Leaders Index		18.84	20.68
MSCI USA Index		20.73	21.28
S&P 500 Index		18.40	20.38
Effective June 30, 2022, the MSCI USA Index replaces the S&P 500 Index as the fund’s broad-based securities market benchmark index because the Advisor believes the MSCI USA Index more accurately reflects the fund’s current investment strategies.
Please Retain This Supplement for Future Reference
June 27, 2022
PROSTKR22-52